EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ Charles H. Cannon, Jr.

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Charles H. Cannon, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ Thomas Chorman

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Thomas Chorman

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ Robin J. Davenport

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Robin J. Davenport

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ Jeffrey S. Edwards

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Jeffrey S. Edwards

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ B. Joanne Edwards

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B. Joanne Edwards

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ Thomas Hansen

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Thomas Hansen         EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ Michael A. Hickey

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Michael A. Hickey

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Alan J. Glass and David Dunbar, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 1st day of August, 2025.

/s/ Andy L. Nemeth

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Andy L. Nemeth